                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event           Commission File Number: 1-12358
reported):  MARCH 24, 1998



                           COLONIAL PROPERTIES TRUST
            (Exact name of registrant as specified in its charter)



               ALABAMA                                59-7007599
     (State or other jurisdiction                   (IRS Employer
         of incorporation)                      Identification Number)


         2101 SIXTH AVENUE NORTH                         35202
               SUITE 750                              (Zip Code)
          BIRMINGHAM, ALABAMA
(Address of principal executive offices)



                                (205) 250-8700
             (Registrant's telephone number, including area code)


                                Not applicable
         (Former name or former address, if changed since last report)

                           COLONIAL PROPERTIES TRUST


ITEM 5. OTHER EVENTS. Attached as Exhibits to this form are the documents listed below:

Exhibit        Document

1.1 Underwriting Agreement dated as of March 24, 1998, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and Wheat First Securities, Inc.

1.2 Terms Agreement dated as of March 24 1998, by and among Colonial Properties Trust and Wheat First Securities, Inc.

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

5.2            Opinion of Sirote & Permutt, P.C., regarding Alabama law

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLONIAL PROPERTIES TRUST



Date:  March 24, 1998                   By: /s/Douglas B. Nunnelley
                                            -----------------------
                                            Douglas B. Nunnelley,
                                            Senior Vice President and
                                            Secretary

                                 EXHIBIT INDEX

Exhibit                       Description                               Page

1.1            Underwriting Agreement dated as of March 24
               1998, by and among Colonial Properties Trust,
               Colonial Realty Limited Partnership and Wheat
               First Securities, Inc.

1.2 Terms Agreement dated as of March 24 1998, by and among Colonial Properties Trust and Wheat
               First Securities, Inc.

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

5.2 Opinion of Sirote & Permutt, P.C. as to Alabama law